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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549




                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                        Date of Report:  August 2, 1994



                                 Enron Corp.
             (Exact name of registrant as specified in its charter)


                                   Delaware
                 (State or other jurisdiction of incorporation)


            1-3423                                   47-0255140
    (Commission File Number)              (IRS Employer Identification No.)


              1400 Smith Street
              Houston, Texas                            77002
    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  713-853-6161
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Item 5.  Other Events.

        The registrant is filing herewith the following in connection with the offering by Enron Capital Resources, L.P. of its 9% Cumulative Preferred Securities, Series A, pursuant to the registration statement of the registrant and Enron Capital Resources, L.P. on Form S-3 (No. 33-53877) filed with the Securities and Exchange Commission under the Securities Act of 1933, as described in the Prospectus Supplement to Prospectus dated July 15, 1994 (the "Prospectus Supplement") dated July 27, 1994, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933:

        1.1 Purchase Agreement dated July 27, 1994 among the registrant, Enron Capital Resources, L.P., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber Incorporated, Prudential Securities Incorporated, Rauscher Pierce Refsnes, Inc. and Smith Barney Inc., as representatives of the several Underwriters named therein.

        3.1 Form of Amended and Restated Agreement of Limited Partnership dated as of August 3, 1994.

        4.1 Form of Payment and Guarantee Agreement of the registrant dated as of August 3, 1994.

        4.2 Form of Loan Agreement dated as of August 3, 1994 between the registrant and Enron Capital Resources, L.P.

        5.1 Opinion and consent of Vinson & Elkins L.L.P. with respect to the validity of the Series A Preferred Securities and related contractual backup undertakings.

        8.1 Opinion and consent of Vinson & Elkins L.L.P. with respect to certain federal income tax matters.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ENRON CORP.



                                           By: /s/ KURT S. HUNEKE
                                                   Kurt S. Huneke
                                                   Vice President, Finance
                                                   and Treasurer


Dated:  August 2, 1994
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                              INDEX TO EXHIBITS


Exhibit
Number
- - -------

  Ex-  1.1     Purchase Agreement dated July 27, 1994 among the registrant,
               Enron Capital Resources, L.P., Merrill Lynch & Co., Merrill
               Lynch, Pierce, Fenner & Smith Incorporated, PaineWebber
               Incorporated, Prudential Securities Incorporated, Rauscher
               Pierce Refsnes, Inc. and Smith Inc., as representatives of the several Underwriters named therein.

  Ex-  3.1     Form of Amended and Restated Agreement of Limited Partnership
               dated as of August 3, 1994.

  Ex-  4.1     Form of Payment and Guarantee Agreement of the Registrant dated as of August 3, 1994.


  Ex-  4.2     Form of Loan Agreement dated as of August 3, 1994 between the registrant and Enron Capital Resources, L.P.

  Ex-  5.1     Opinion and consent of Vinson & Elkins L.L.P. with respect to the validity of the Series A Preferred Securities and related contractual backup undertakings.

  Ex-  8.1     Opinion and consent of Vinson & Elkins L.L.P. with respect to certain federal income tax matters.